UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
Current Report Pursuant
To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 15, 2009
Veridien Corporation

(Exact Name of Registrant as Specified in its charter)
Delaware

(State or Other Jurisdiction of Incorporation or Organization)

000-25555	59-3020382

(Commission File Number)	(IRS Employer Identification No.)

7600 Bryan Dairy Rd, Ste. F, Largo, Florida	33777-1433

(Address of principal executive offices)	(Zip Code)
(727) 576-1600

(Registrant’s telephone number, including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Completion of Acquisition or Disposition of Assets
See Item 8 below.
ITEM 8.01 Other Events
On January 15, 2009 the company sold accounts receivable with a face value of $41,048.57 for cash proceeds of $40,200.00 in order to expedite liquidity. This transaction was approved by the Board of Directors and was done with Margreat Inc. a company which has as its senior officer and director the wife of Sheldon Fenton, Veridien’s President and CEO.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
VERIDIEN CORPORATION

Dated: January 16, 2009	By:	/s/ Sheldon C. Fenton
Sheldon C. Fenton
President & Chief Executive Officer

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